UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2008

LINCOLN BENEFIT LIFE COMPANY

(Exact name of Registrant as Specified in Charter)

Nebraska	333-11153	47-0221457
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2940 South 84th Street
Lincoln, Nebraska, 68506

(Address of Principal Executive Offices) Zip

Registrant’s telephone number, including area code: (800)525-9287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On January 30, 2008, the Registrant entered into the First Amendment to Administrative Services Agreement with Allstate Life Insurance Company (“ALIC”) effective December 1, 2007.  In order to avoid any doubt with respect to the parties’ compliance with Statement of Statutory Accounting Principles No. 96 – Settlement Requirements for Intercompany Transactions, ALIC and the Registrant have amended the agreement to clearly set out specific dates for payment.  The amendment does not revise any other terms or provisions in the agreement.  The Registrant is a wholly-owned subsidiary of Allstate Life Insurance Company, a wholly-owned subsidiary of The Allstate Corporation.

Section 9 – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	First Amendment to Administrative Services Agreement effective December 1, 2007 between Allstate Life Insurance Company and Lincoln Benefit Life Company

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                LINCOLN BENEFIT LIFE COMPANY

By:	/s/ Michael J. Velotta
Name: Michael J. Velotta
Title: Senior Vice President, General
Counsel and Secretary

Date:February 4, 2008